EXHIBIT 24.1


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) all documents in support of the Post-Effective Amendment No. 2 to the Registration Statement of said NationsBank Corporation on Form S-3 relating to the NationsBank SharesDirect Plan, Registration No. 33-44826, or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank Corporation, and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation, might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation, and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, NationsBank Corporation, has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.


                                            NATIONSBANK CORPORATION



                                                   By: /s/  HUGH L. MCCOLL, JR.
                                               --------------------------------

                                                         Hugh L. McColl, Jr.
                                                      Chief Executive Officer

Dated: December 16, 1997



               Signature                             Capacity                     Date
---------------------------------------   ------------------------------   ------------------
   /s/          HUGH L. MCCOLL, JR.       Chief Executive Officer          December 16, 1997
-------------------------------------
               Hugh L. McColl, Jr.        (Principal Executive Officer)
   /s/           JAMES H. HANCE, JR.      Chief Financial Officer          December 16, 1997
-------------------------------------
               James H. Hance, Jr.        (Principal Financial Officer)
      /s/            MARC D. OKEN         Executive Vice President         December 16, 1997
-------------------------------------
                   Marc D. Oken           (Principal Accounting
                                          Officer)
   /s/          ANDREW B. CRAIG, III      Chairman of the Board            December 16, 1997
-------------------------------------
              Andrew B. Craig, III        and Director
     /s/           RAY C. ANDERSON        Director                         December 16, 1997
-------------------------------------
                 Ray C. Anderson
   /s/          WILLIAM M. BARNHARDT      Director                         December 16, 1997
-------------------------------------
              William M. Barnhardt
  /s/          B.A. BRIDGEWATER, JR.      Director                         December 16, 1997
-------------------------------------
              B.A. Bridgewater, Jr.
    /s/            THOMAS E. CAPPS        Director                         December 16, 1997
-------------------------------------
                 Thomas E. Capps
    /s/           CHARLES W. COKER        Director                         December 16, 1997
-------------------------------------
                 Charles W. Coker
    /s/           THOMAS G. COUSINS       Director                         December 16, 1997
-------------------------------------
                Thomas G. Cousins
    /s/            ALAN T. DICKSON        Director                         December 16, 1997
-------------------------------------
            Alan T. Dickson

               Signature                   Capacity           Date
---------------------------------------   ----------   ------------------
      /s/             PAUL FULTON         Director     December 16, 1997
-------------------------------------
                    Paul Fulton
                                          Director     December  , 1997
-------------------------------------
                Timothy L. Guzzle
     /s/            C. RAY HOLMAN         Director     December 16, 1997
-------------------------------------
                   C. Ray Holman
      /s/            W.W. JOHNSON         Director     December 16, 1997
-------------------------------------
                   W.W. Johnson
    /s/           RUSSELL W. MEYER        Director     December 16, 1997
-------------------------------------
                 Russell W. Meyer
    /s/           RICHARD B. PRIORY       Director     December 16, 1997
-------------------------------------
                Richard B. Priory
     /s/            JOHN C. SLANE         Director     December 16, 1997
-------------------------------------
                   John C. Slane
   /s/          O. TEMPLE SLOAN, JR.      Director     December 16, 1997
-------------------------------------
               O. Temple Sloan, Jr.
      /s/            JOHN W. SNOW         Director     December 16, 1997
-------------------------------------
                   John W. Snow
   /s/          MEREDITH R. SPANGLER      Director     December 16, 1997
-------------------------------------
              Meredith R. Spangler
    /s/            ALBERT E. SUTER        Director     December 16, 1997
-------------------------------------
                  Albert E. Suter
     /s/           RONALD TOWNSEND        Director     December 16, 1997
-------------------------------------
                 Ronald Townsend
     /s/            JACKIE M. WARD        Director     December 16, 1997
-------------------------------------
                  Jackie M. Ward
   /s/           VIRGIL R. WILLIAMS       Director     December 16, 1997
-------------------------------------
                Virgil R. Williams